PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)
   Filed by the Registrant /x/
   Filed by the party other than the Registrant / /
   Check the appropriate box: / /

/ /   Preliminary Proxy Statement         / /   Confidential, for use of the commission
                                                only (as permitted by Rule 14a-6(e)(2)
/x/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) Rule 14-a12

                       CONSOLIDATED-TOMOKA LAND CO.
              (Name of Registrant as specified in its Charter)
        (Name of Person(s) filing Proxy Statement, if other than the
         Registrant)
   / /   No fee required
   / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
         (1)   Title of each class of securities to which transaction
               applies.
         (2)   Aggregate number of securities to which transaction
               applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth
               The amount on which the filing fee is calculated and state how it was determined):
         (4)   Proposed maximum aggregate value of transaction:
         (5)   Total fee paid:
   / /   Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting by registrant statement number, or the Form or Schedule and the date of its filing.
          (1) Amount previously paid:
          (2) Form, Schedule or Registrant Statement No.:
          (3) Filing party:
          (4) Date filed:

                        CONSOLIDATED-TOMOKA LAND CO.
                            Post Office Box 10809
                    Daytona Beach, Florida 32120-0809
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              April 24, 2002
   To the Shareholders:
   The annual meeting of shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), will be held at the LPGA International Champions Conference Center, 1030 Champions Drive, Daytona Beach, Florida, on Wednesday, April 24, 2002, at ten o'clock in the morning for the following purposes:
        1. To elect three directors to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2005, or until their successors are elected and qualified.
        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Shareholders of record at the close of business on March 1, 2002, are entitled to notice of, and to participate in and vote at the meeting. A complete list of shareholders as of the record date will be available for shareholders' inspection at the Corporate Offices at 149 South Ridgewood Avenue, Daytona Beach, Florida, for at least ten days prior to the meeting.
                                      By Order of the Board of Directors

                                      Linda Crisp
                                      Corporate Secretary
   Daytona Beach, Florida
   March 15, 2002
   ALL SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. This proxy is revocable by you at any time before it is exercised by notifying the corporate secretary of the Company in writing or by submitting a properly executed, later-dated proxy. Signing a proxy will not affect your right either to attend the meeting and vote your shares in person or to give a later proxy.
   A COPY OF THE COMPANY'S MOST RECENT FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY, P. O. BOX 10809, DAYTONA BEACH, FLORIDA 32120-0809.

                        CONSOLIDATED-TOMOKA LAND CO.
                              PROXY STATEMENT
                               INTRODUCTION
        This proxy statement and the enclosed form of proxy are being sent to the shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), on or about March 15, 2002, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, April 24, 2002 (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying notice of annual meeting. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by sending written notice to the secretary of the Company, by submitting a properly executed, later-dated proxy, or by attending the annual meeting and electing to vote in person.
        The cost of preparing, assembling, and mailing material in connection with this solicitation will be borne by the Company.
        At the close of business on March 1, 2002, there were 5,615,579 shares of common stock, $1 par value, of the Company outstanding.
   Each holder of common stock of record on that date is entitled to one vote for each share held by such shareholder on every matter submitted to the meeting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting for the election of directors, which is permitted but not required by Florida law.
        See "Interests in Stock" below for information as to the beneficial ownership of common stock of the Company as of December 31, 2001 by each director of the Company and by all directors and executive officers as a group.
        PROPOSAL 1:     ELECTION OF DIRECTORS
        The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal as possible. At the 2002 annual meeting of shareholders, three Class II directors are to be elected, each to hold office until the annual meeting of shareholders to be held in 2005, or until their successors are elected and qualified.
        The Company has no nominating committee other than the Board of Directors for the selection of candidates to serve as directors. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors, of the persons named below who have been designated by the Board of
   Directors as nominees for Class II unless authority to do so is withheld.
        All nominees for election as directors are now directors, each having been elected by the shareholders at the April 1999 annual
   meeting.   Each nominee has indicated his willingness to serve if
   elected. If any nominee should be unable to serve, which is not now anticipated, the proxy will be voted for such other persons as shall be determined by the persons named in the proxy in accordance with their judgment.
        The election of Messrs. Lloyd, McMunn and Teeters will require the affirmative vote of the holders of a plurality of the shares present or represented at the meeting. The Board of Directors of the Company recommends a vote "for" the election of Messrs. Lloyd, McMunn and Teeters as directors in Class II. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice. Abstentions will be treated as shares represented at the meeting and therefore will be the equivalent of a negative vote, and broker non-votes will not be considered as shares represented at the meeting.
        Additional information concerning the nominees and the directors appears below.

Name,
Age at January 31, 2002,                                          Class and    Other
and Principal Occupation                              Director    Expiration   Business
since January 1, 1997                                 Since       of Term      Affiliations
-------------------------                             ---------   ----------   ------------
John C. Adams, Jr.-age 65(1)(2)                       1977           I         None
 Executive vice president of Brown and Brown, Inc.                   2004
  (an insurance agency) since January 1999.
  Chairman of the board of Hilb, Rogal and Hamilton
  Company of Daytona Beach, Inc. (an insurance agency)
  to December 1998 and executive vice president
  operations from January 1994 to December 1998.
  Executive vice president of Hilb, Rogal and Hamilton
  Company, Richmond, Virginia, from 1993 to December 1998
Bob D. Allen-age 67(1)                                1990           I         None
 Chairman of the board since April 1998; chief                       2004
  executive officer of the Company from March 1990 to
  April 2001; and president of the Company from March
  1990 to January 2000
William O. E. Henry-age 74(3)                         1977           III       None
 Practicing attorney and partner in law firm of                      2003
  Holland & Knight LLP
Robert F. Lloyd-age 66(2)                             1991           II        None
 Chairman of the board and chief executive officer of                2002
  Lloyd Buick-Cadillac Inc.
William H. McMunn-age 55(1)                           1999           II        None
 President of the Company since January 2000 and                     2002
  chief executive officer since April 2001; chief
  operating officer of the Company from January 2000
  to April 2001; president, Indigo Development Inc.,
  a subsidiary of the Company, since December 1990
David D. Peterson-age 70(1)(2)                        1984           I         None
 Chairman of the executive committee of the Company;                 2004
  retired in June 1996 after serving as president and
  chief executive officer of Baker, Fentress & Company
  (a publicly owned, closed-end investment company)
Name,
Age at January 31, 2002,                                           Class and   Other
and Principal Occupation                                Director   Expiration  Business
Since January 1, 1997                                   Since      of Term     Affiliations
-------------------------                               --------   ----------  ------------
 H. Jay Skelton-age 64(3)                                2000         III      None
  President and chief executive officer of  DDI, Inc.                 2003
  (a diversified family holding company) since July 1989
Bruce W. Teeters-age 56                                 1990          II       None
 Senior vice president-finance and treasurer of the                   2002
  Company since January 1988
William J. Voges-age 47(3)                              2001          III      None
 President, chief executive officer since 1997, and                   2003
  general counsel and executive vice president from 1990
  to 1997, of  The Root Organization (a private investment
  company with diversified holdings)
(1)     Member of the Executive Committee of the Company, which had no meetings in 2001.
        The Executive Committee has the authority during intervals between meetings of the
        Board of Directors to exercise power on matters designated by the Board.
(2)     Member of the Compensation and Stock Option Committee, which had two meetings in
        2001.
(3)     Member of the Audit Committee, which had two meetings with the full committee and two additional meetings with the Chairman to review quarterly financials in 2001.
        The committee meets with representatives of the Company's independent certified public accountants to determine the scope of each audit and review the results.
        The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.  All members of the Audit Committee are "independent" (as defined in Section 121(A) of the American
        Stock Exchange Listing Standards).

        During 2001, the Board of Directors held one regular and three special meetings. Each outside director received a fee of $1,500 for each board meeting he attended in 2001. Each outside director received, in addition to meeting fees, an annual retainer of $15,000, payable quarterly. Mr. Peterson received, as Chairman of the Executive Committee, an additional annual fee of $9,000, payable quarterly. Members of the Executive, Audit, and Compensation and Stock Option Committees also received $1,500 for each meeting of those committees attended in 2001, and Chairmen of those committees received $2,000 per meeting attended. Audit Committee members received an Audit Committee fee of $500 for each quarterly review of the Company's audited financial statements.
        All members of the Board attended all of the meetings of the Board and all committees on which they served.
                              INTERESTS IN STOCK
        The following table contains information at December 31, 2001 on the number of shares of common stock of the Company, of which each director and each officer named in the Summary Compensation Table set forth elsewhere in this Proxy Statement had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the Company. The table also sets forth information with respect to all persons known by the Company to own beneficially more than 5% of the Company's common stock as of December 31, 2001:

                                            Power over Voting
                                             and Disposition             Aggregate
Name                                        Sole       Shared        Shares      Percent
----                                        -----------------        -------------------
Shufro, Rose & Co., LLC (1)                 281,400        --        281,400     5.0%
  745 Fifth Avenue
  New York, NY 10151-2600
John C. Adams, Jr.                           11,600 (2)    --         11,600 (2) 0.2%
Bob D. Allen                                 88,634        --         88,634     1.6%
William O. E. Henry                             500        --            500      --
Robert F. Lloyd                                 500        --            500      --
William H. McMunn                            27,007        --         27,007     0.4%
David D. Peterson                             4,887        --          4,887      --
H. Jay Skelton                                   --     1,000          1,000      --
Bruce W. Teeters                             18,215        57         18,272     0.3%
William J. Voges                                430       289(3)         719      --
Directors and Executive Officers
 as a group (9 persons)                     159,869    15,054        174,923     3.1%
(1)     Registered Broker/Dealer and Investment Advisors with offices at the above address.
        Information derived from Schedule 13G, dated February 13, 2002, filed with
        Securities and Exchange Commission.
(2)     Does not include 4,400 shares held in trust for his wife who has sole voting and disposition power over these shares.
(3)     Shares held jointly with his wife.

                           CERTAIN TRANSACTIONS
        Mr. William J. Voges, a Director of the Company, is an officer and director of Root Real Estate Corp., the managing general partner of Root Riverfront Partners, Ltd. ("Root Riverfront Partners"), as well as a trustee of the limited partners holding a majority of interest in Root Riverfront Partners. Root Riverfront Partners was the mortgagor of a mortgage held by Indigo Development Inc., a subsidiary of the Company, relating to the Indigo Professional Centre located in Daytona Beach, Florida. The underlying note was originated on December 31, 1996, in the amount of $1,220,000 and bearing interest at 8.5% per annum. The note was paid in full March 1, 2001.
        William O. E. Henry, a Director of the Company, is a partner in the law firm of Holland & Knight LLP, which served as counsel to the Company during the fiscal year ended December 31, 2001.
                            EXECUTIVE COMPENSATION
        The sections which follow provide extensive information pertaining to the compensation of the executive officers of the Company. This information is introduced in the Compensation Committee Report on Executive Compensation set forth below which describes the policies and components of the Company's Compensation Program.
        To provide a context for considering the detailed compensation data, as well as the policies of the Compensation Committee, there is set forth immediately below information as to the cumulative shareholder return on the Company's common stock. The graph compares the yearly percentage change in this return with that of the American
   Stock Exchange Composite Index and the Real Estate Industry Index (MG Industry Group).
             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
                CONSOLIDATED-TOMOKA LAND CO., AMERICAN STOCK EXCHANGE INDEX,
                             AND REAL ESTATE INDUSTRY INDEX

                                           FISCAL YEAR ENDING
                        -------------------------------------------------------------------
Company/Index/Market    12/31/1996 12/31/1997 12/31/1998 12/31/1999 12/31/2000 12/31/2001
--------------------    ---------- ---------- ---------- ---------- ---------- ----------
Consolidated-Tomoka
 Land Co.                   100.00     112.33      91.13      84.12      79.74     135.08
Real Estate Development     100.00     137.79     101.41      99.20      78.03      89.79
AMEX Market Index           100.00     120.33     118.69     147.98     146.16     139.43

              COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                        ON EXECUTIVE COMPENSATION
        The Compensation and Stock Option Committee of the Board of
   Directors consists solely of independent, outside directors, and they met twice during 2001. The Committee reviews and approves salary adjustments for officers and key personnel with salaries in excess of $50,000, administers the Company's 2001 Stock Option Plan, and makes recommendations to the Board with respect to the Company's Compensation Program for the executive officers named in the following Summary Compensation Table. The three individuals named in the Summary Compensation Table are the only persons earning more than $100,000 in annual compensation who fall within the Securities and Exchange Commission definition of executive officers.
        The annual compensation program includes base pay plus an incentive program to reward key management employees who are in a position to make substantial contributions to the success or the growth of the Company and its subsidiaries. The Company seeks to provide through this program compensation opportunities that are competitive and directly related to Company performance. All participants in the incentive plan were approved by the Compensation Committee. There were ten participants in the plan during 2001.
        The executive officers are evaluated on performance, corporate and individual, based on a management-by-objectives system. Corporate performance is based on the Company's growth in earnings per share and progress on projects and activities which will have a major effect on future earnings. Individual performance includes implementation of goals and objectives, strategic planning, civic involvement, and public affairs. Base pay is designed to provide competitive rewards for the normal duties associated with the individual's job description. The incentive pay component is designed to stimulate actions that contribute to improved operating and financial results. The incentive awards are based on the achievement of predetermined corporate and individual performance goals.
        The Summary Compensation Table shows the incentive awards (Bonus in the Table) to the named executive officers for the past three years. For 2001, the goals for all executive officers included an overall operating and financial performance target measured by net income plus additional quantitative indicators. In addition to the 2001 quantified objectives, the Committee evaluated performance against predetermined qualitative objectives in determining the amount of incentive awards.
        The Summary Compensation Table shows the Options/SAR (Stock Appreciation Right) Grants to the named executive officers for the past three years. The exercise price of the options granted was equal to the market value of the underlying common stock on the date of the grant. Therefore, the value of these grants to the officers is dependent solely upon the future growth in share value of the Company's common stock. The stock appreciation right entitles the optionee to receive a supplemental payment, which at the election of the Committee may be paid in whole or in part in cash or in shares of common stock equal to a portion of the spread between the exercise price and the fair market value of the underlying shares at the time of exercise.
        The Company's CEO, Mr. McMunn, received a 4% increase in base pay determined by salary surveys, which indicated such an increase was appropriate to maintain a competitive salary structure. Mr. McMunn received no bonus for 2001, based upon the operating results of the Company.
        The Committee believes that the components of salary, Stock Options/SARs, and incentive awards are fair, competitive, and in the best interest of the Company. Specific salary and incentives are disclosed in the Summary Compensation Table and the Options/SAR Grants in Last Fiscal Year Table.
        By the Compensation Committee: John C. Adams, Jr., Chairman; Robert F. Lloyd and David D. Peterson.
                       SUMMARY COMPENSATION TABLE
        The following table sets forth the annual, long-term and other compensation for our Chief Executive Officer and each of the other executive officers during the last fiscal year, as well as the total annual compensation for each such individual for the two previous fiscal years.

                                                                              LONG-TERM
                                                                            COMPENSATION
     AWARDS                                                               AWARDS SECURITIES
NAME AND PRINCIPAL       FISCAL                         OTHER ANNUAL         UNDERLYING
    POSITION             YEAR(a)   SALARY     BONUS     COMPENSATION(b)     OPTIONS/SARS
------------------       -------   ------     --------  ---------------   -----------------
Bob D. Allen             2001      $204,006   $    -0-       $6,212                 -0-
Chairman of the Board    2000      $299,904   $118,000       $6,301                 -0-
                         1999      $288,372   $ 90,000       $6,609              20,000
William H. McMunn        2001      $219,336   $    -0-       $4,796              20,000
President and            2000      $200,004   $ 70,000       $5,110                 -0-
Chief Executive Officer  1999      $160,248   $ 50,000       $5,199               8,000
Bruce W. Teeters         2001      $195,387   $    -0-       $2,227               8,000
Senior Vice President -  2000      $187,872   $ 40,000       $3,371                 -0-
Finance and Treasurer    1999      $180,648   $ 25,000       $3,244               8,000
(a)12/31 Fiscal Year
(b)Other compensation includes personal use of company automobile, premium for term life insurance exceeding $50,000.

                 OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
        The following table sets forth information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2001:
                                                                            % OF TOTAL
                                                                       POTENTIAL REALIZABLE
                                                                           OPTIONS/SARS
                    #                               PER                  VALUE AT ASSUMED
                 OPTIONS/    GRANTED TO    DATE    SHARE              ANNUAL RATES OF STOCK
                   SARS      EMPLOYEES IN   OF    EXERCISE  EXPIRATION PRICE APPRECIATION
NAME             GRANTED(1)  FISCAL YEAR   GRANT   PRICE       DATE      FOR OPTION TERM(2)
-------------------------------------------------------------------------------------------
                                                                          5%          10%
                                                                      ---------------------
Bob D. Allen          -0-
William H. McMunn  20,000     43.5%      04/25/01  $14.45   04/25/11  $181,751   $460,592
Bruce W. Teeters    8,000     17.4%      04/25/01  $14.45   04/25/11  $ 72,700   $184,237
(1)     Each of these options was granted pursuant to the 2001 Stock Option Plan and is subject to the terms of such plan.  These options are exercisable to no more than one-fifth
(1/5) of the total number of shares covered by the option during each twelve (12) month period commencing twelve (12) months after the date of grant on April 25, 2001.  In addition, each of these option grants included a tandem SAR, exercisable only to the extent that the related option is exercisable.  Upon the exercise of a tandem SAR, the holder is entitled to receive the value of the SAR, calculated by subtracting the excess of the fair market value of the common stock over the exercise price of the related option from the quotient obtained by dividing such amount by one minus the holders' personal income tax rate.  The tandem SAR is payable upon exercise in cash or common stock, at the discretion of  the stock option committee.  The tandem SAR can be exercised only until the later of
OPTIONS/SAR GRANTS IN LAST FISCAL YEAR (CONTINUED)
the end of (i) the 90-day period following the exercise of the related option or (ii) the
10-day period beginning on the 3rd business day after the date on which the Company releases its official financial data for the quarter in which the related option was exercised.
(2)     Potential gains are calculated net of the exercise price but before taxes associated with the exercise.  These amounts represent hypothetical gains that could be achieved for the options if they were exercised at the end of the option term.  The assumed
5% and 10% rates of stock appreciation are based on appreciation from the exercise price per share.  These rates are provided in accordance with the rules of the SEC and do not represent our estimate or projection of our future common stock price.  Actual gains, if any, on stock option exercises are dependent on our future financial performance, overall stock market conditions and the option holders' continued employment through the vesting period.  These amounts do not include the value of the options' tandem SARs because the value of such SARs will not be determinable until the time of exercise.

           AGGREGATE OPTION/SAR EXERCISES DURING FISCAL YEAR 2001
                  AND FISCAL YEAR END OPTION/SAR VALUES
        The following table provides information related to options exercised by the named executive officers during the fiscal year ended December 31, 2001 and the number of options at fiscal year end which are currently exercisable.

                                       NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                 SHARES       VALUE   UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS/SARS
               ACQUIRED ON  REALIZED    OPTIONS AT FY-END(2)           AT FY-END($)(3)
NAME           EXERCISE(#)   (1)($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------------------------------------------------------------
Bob D. Allen      80,000    473,432       --            --       $    --      $     --
William H. McMunn 40,000    325,621       --        20,000       $    --      $108,600
Bruce W. Teeters  40,000    320,367       --         8,000       $    --      $ 43,440
(1)     This amount includes $185,112 for Bob D. Allen; $124,853 for William H. McMunn; and
$119,599 for Bruce W. Teeters realized upon the exercise of tandem SARs related to these options.
(2)     These amounts do not include tandem SARs.
(3)     These amounts do not include the value of the options' tandem SARs because the value of such SARs will not be determinable until the time of exercise.

                       DEFERRED COMPENSATION PLANS
        Under the Company's Unfunded Deferred Compensation Plan, effective July 1, 1981, fees earned by directors for service on the Board and its committees may be deferred until the director attains seventy years of age or ceases to be a member of the Board, whichever occurs first. Under a similar plan effective October 25, 1982, officers and key employees of the Company may elect to defer all or a portion of their earnings until such time as the participant ceases to be an officer or key employee. All sums credited to a participating director, officer, or employee under either of these plans may be distributed in a lump sum or in installments over not more than ten calendar years following the end of the deferral period. The participant will be entitled to elect the size of the installments and the period over which they will be distributed. The deferred compensation accrues interest annually at the average rate of return earned by the Company on its short-term investments. Compensation deferred pursuant to these plans during 2001 by officers named in the compensation table above is included in the table.

                             PENSION PLAN
        The Company maintains a defined benefit plan for all employees who have attained the age of 21 and completed one year of service. Pension benefits are based primarily on years of service and the average compensation for the five highest years during the final ten years of employment. The benefit formula generally provides for a life annuity benefit. The amount of the Company's contributions or accrual on behalf of any particular participant in the pension plan cannot readily be determined. The following table shows the estimated annual benefit payable under the pension plan (utilizing present levels of Social Security benefits) upon retirement to persons in a range-of-salary and years-of-service classification:
                            PENSION PLAN TABLE

              FINAL
             AVERAGE                           YEARS OF SERVICE
           EARNINGS AS             10           20          30         35
            OF 1/1/01            NRA=65       NRA=65      NRA=65     NRA=65
           -----------           -------------------------------------------
            $ 50,000             $ 6,767      $13,535     $20,302    $23,685
            $ 75,000             $11,267      $22,535     $33,802    $39,435
            $100,000             $15,767      $31,535     $47,302    $55,185
            $125,000             $20,267      $40,535     $60,802    $70,935
            $150,000             $24,767      $49,535     $74,302    $86,685
            $160,000             $26,567      $53,135     $79,702    $92,985
            $170,000 & Greater   $28,367      $56,735     $85,102    $99,285
NRA = normal retirement age
Calendar year of 65th birthday = 2001
2001 Social Security covered compensation level is $37,212.
Pension Benefit is Subject to IRC Section 415 Benefit Limitation of $140,000.
Pensionable Earnings are Subject to IRC Section 401(a)17 Salary Limitation of $170,000.

        As of December 31, 2001, the executive officers named in the compensation table above are expected to be credited with years of service under the amended plan as follows: Mr. Allen, 11 years, Mr. McMunn, 11 years, and Mr. Teeters, 22 years.
        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION None of the members of the Compensation Committee have ever served as officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under applicable SEC regulations.

                         AUDIT COMMITTEE REPORT
        In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001:
            The Audit Committee reviewed and discussed the audited
             financial statements with management;
            The Audit Committee discussed with the independent auditors the material required to be discussed by Statement of
             Auditing Standards 61; and
            The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.
        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001.
        By the Audit Committee: William O. E. Henry, Chairman; H. Jay Skelton and William J. Voges
              INFORMATION CONCERNING INDEPENDENT AUDITORS
        The Company has selected the firm of Arthur Andersen LLP to serve as the independent auditors for the Company for the current fiscal year ending December 31, 2002. That firm served as the Company's independent auditors for its fiscal year ended December 31, 2001. It is expected that representatives of Arthur Andersen LLP will be present at the Shareholders' meeting and will respond to appropriate questions.
        Audit Fees.  Arthur Andersen LLP billed the Company $51,000, in the aggregate, for professional services rendered by them for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the interim financial statements included in the Company's Form 10-Q's filed during the fiscal year ended December 31, 2001.
        Financial Information Systems Design and Implementation Fees. Arthur Andersen LLP provided no professional services to the Company of the nature described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X during the fiscal year ended December 31, 2001.
        All Other Fees.  Arthur Andersen LLP billed the Company $51,600, in the aggregate, for all other services rendered by them (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended December 31, 2001. This amount generally included fees for tax-related services and other professional services.
                    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
        Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers and persons who beneficially own more than 10% of our common stock to file with the SEC and American Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC rules to furnish the Company with copies of all such reports. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations from directors and executive officers that no other reports were required, the Company believes that only the following Section 16(a) filing requirements applicable to directors and executive officers were not timely complied with during the fiscal year ended December 31, 2001: a Form 4 for Mr.
   Adams, that was filed late in January 2002, regarding a reportable transaction occurring in August 2001, on the sale of 800 shares.
                           SHAREHOLDER PROPOSALS
        Regulations of the Securities and Exchange Commission require that proxy statements disclose the date by which shareholder proposals must be received by the corporate secretary of the Company in order to be included in the Company's proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2003 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than November 15, 2002. Proposals submitted outside the provisions of Rule 14a-8 will be considered untimely if submitted after January 29, 2003. To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.
                                ANNUAL REPORT
        The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2001, accompanies this proxy statement. Additional copies may be obtained by writing to the Company at Post Office Box 10809, Daytona Beach, Florida 32120-0809.
                                 OTHER MATTERS
        The Board of Directors of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.
                                APPENDIX A
                           AUDIT COMMITTEE CHARTER
   Organization
   There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.
   Statement of Policy
   The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation. Responsibilities
   In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.
   I.     CONTINUOUS ACTIVITIES - GENERAL
          1. Provide an open avenue of communication between the independent auditor, Management and the Board of Directors.
          2. Meet as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.
          3. Confirm and assure the independence of the independent auditor.
          4. Review with the independent auditor and management the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.
          5. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk.
          6. Consider a review with the independent auditor and management:
               The adequacy of the company's internal controls including
                computerized information system controls and security.

               Related findings and recommendations of the independent
                auditor together with management's responses.
          7. Consider and review with management and the independent auditor:
               Significant findings during the year, including the Status of Previous Audit Recommendations.
               Any difficulties encountered in the course of audit work
                including any restrictions on the scope of activities or access to required information.
          8. Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.
          9. Report periodically to the Board of Directors on significant results of the foregoing activities.
         10. Instruct the independent auditor that the Board of Directors, as the Shareholders' representative, is the auditor's client.
   II.    CONTINUOUS ACTIVITIES - RE: REPORTING SPECIFIC POLICIES

          1. Advise financial management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.
          2. Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the American Institute of Certified Public Accountants and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.
          3. Inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted.
          4. Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.
          5. Determine, as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

          6. Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.
   III.   SCHEDULED ACTIVITIES
          1. Recommend the selection of the independent auditor for approval by the Board of Directors, review and approve compensation of the independent auditor, and review and approve the discharge of the independent auditor.
          2. Consider, in consultation with the independent auditor and management, the audit scope and plan of the independent auditor.
          3. Review with management the results of annual audits and related comments:
              The independent auditors' audit of the company's annual
               financial statements, accompanying footnotes and its report thereon.
              Any significant changes required in the independent
               auditor's audit plans.
              Any difficulties or disputes with management encountered
               during the course of the audit.
              Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.
          4. Arrange for the independent auditor to be available to the full Board of Directors at least annually to help provide a basis for the board to approve appointment of the auditor.
          5. Assure that the auditor's reasoning is reviewed in accepting or questioning significant new estimates by management.
          6. Review and approve requests for any management consulting engagement to be performed by the Company's independent
             auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.
          7. Review and update the Committee's Charter annually.
   Dated: August 2, 2000
                       CONSOLIDATED-TOMOKA LAND CO.
          PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL
                        MEETING OF SHAREHOLDERS
                              APRIL 24, 2002
        The undersigned hereby appoints Bob D. Allen and David D. Peterson, each or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote, as designated below, all the shares of common stock of Consolidated-Tomoka Land Co. held of record by the undersigned on March 1, 2002, at the annual meeting of shareholders to be held April 24, 2002, or any adjournment or postponement thereof.
        Election of three Class II Directors for three-year terms ending
   2005.
   [  ] FOR all nominees listed below          [  ] WITHHOLD AUTHORITY
   (except as marked to the contrary below)         to vote for all
                                                    nominees listed below
        To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
        Class II. Robert F. Lloyd, William H. McMunn, and Bruce W.
   Teeters
   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                          CONSOLIDATED-TOMOKA LAND CO.
                                      PROXY
   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the proposal.
   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
   If signing for a corporation, or partnership, authorized person should sign full corporation or partnership name and indicate capacity in which they sign.
   Dated
   Signature
   Signature
   (if held jointly)
   PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.